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                                                                   EXHIBIT 10.45



                           FIRST AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

        This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") dated as of June 4, 1997, is by and among Raytel Medical Corporation (the "BORROWER"), Bank of Boston Connecticut and Banque Paribas (collectively, the "BANKS") and Bank of Boston Connecticut, as agent for the Banks (in such capacity, the "AGENT").

                                     W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks and the Agent entered into a certain Amended and Restated Credit Agreement dated as of August 14, 1996 (the "CREDIT AGREEMENT"); and

        WHEREAS, the Borrower has requested that the Credit Agreement be amended in certain respects; and

        WHEREAS, the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

        SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

               SECTION 2.1. AMENDMENT TO SECTION 2. Section 2 of the Credit Agreement is hereby amended by adding a new Section 2.9 to the end of such Section as follows:

                            "Section 2.9 Settlement; Application of Repayments
               of Revolving Credit Loans.

                            (a) Bank of Boston Connecticut may, but is not
               required to, fund all Revolving Credit Loans made in accordance with the provisions of this Agreement. Prior to each Settlement,
               (i) all payments of the principal of the Revolving Credit Loans shall be credited to the account of Bank of Boston Connecticut, and (ii) the outstanding amount of Revolving Credit Loans made by Bank of Boston Connecticut may exceed Bank of Boston Connecticut's Commitment Percentage of the outstanding amount of Revolving Credit Loans.

                            (b) The Banks shall effect Settlements (i) on the
               last Business Day of each week, (ii) within one Business Day after each other date on which



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               borrowings of Revolving Credit Loans (net of payments of
               principal of Revolving Credit Loans by the Borrower) or payments of principal of Revolving Credit Loans (net of borrowings of Revolving Credit Loans by the Borrower) exceed $1,000,000 and
               (iii) on the Revolving Credit Maturity Date or such other date on which the Revolving Credit Loans shall become due and payable in full (each such date, a "Settlement Date"). On the Business Day prior to each such Settlement Date, the Agent shall give telephonic notice to the Banks of (A) the respective outstanding amount of Revolving Credit Loans made by each Bank as at the close of business on the prior day, (B) the amount that any Bank, as applicable (the "Settling Bank"), shall pay to effect a Settlement (the "Settlement Amount") and (C) the portion (if any) of the aggregate Settlement Amount to be paid to each Bank. A statement of the Agent submitted to the Banks with respect to any amounts owing hereunder shall be prima facie evidence of the amount due and owing. Each Settling Bank shall, not later than 11:00 a.m. (Hartford, Connecticut time) on each Settlement Date, effect a wire transfer of immediately available funds to the Agent at its head office in the amount of such Bank's Settlement Amount. The Agent shall, as promptly as practicable during normal business hours on each Settlement Date, effect a wire transfer of immediately available funds to each Bank of the Settlement Amount to be paid to such Bank. All funds advanced by any Bank as a Settling Bank pursuant to this ss.2.9(b) shall for all purposes be treated as a Revolving Credit Loan made by such Settling Bank to the Borrower and all funds received by any Bank pursuant to this ss.2.9(b) shall for all purposes be treated as repayment of amounts owed by the Borrower with respect to Revolving Credit Loans made by such Bank.

                            (c) The Agent may (unless notified to the contrary
               by a Settling Bank by 2:00 p.m. (Hartford, Connecticut time) on the Settlement Date) assume that each Settling Bank has made available to the Agent on such Settlement Date the Settlement Amount, and the Agent may (but shall not be required to), in reliance upon such assumption, make available to each applicable Bank its share (if any) of the aggregate Settlement Amount. If the Settlement Amount of such Settling Bank is made available to the Agent by such Settling Bank (or, conversely, if the Agent makes the Settlement Amount available to a Bank entitled thereto) on a date after such Settlement Date, such Settling Bank shall pay the Agent (or, conversely, the Agent shall pay such Bank entitled to such Settlement Amount) on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average annual interest rate paid by the Agent or such Bank, as applicable, for federal funds acquired by the Agent or such Bank, as applicable during each day included in such period times (ii) the Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to but not including the date on which the Settlement Amount shall become immediately available to the Agent or such Bank, as applicable, and the denominator of which is 365.



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               Upon payment of such amount the Settling Bank shall be deemed to have delivered the Settlement Amount of such Settling Bank on the Settlement Date and shall become entitled to interest payable by the Borrower with respect to such Bank's Settlement Amount as if such share were delivered on the Settlement Date. If the Settlement Amount is not in fact made available to the Agent by the Settling Bank within three (3) Business Days of such Settlement Date, the Agent shall be entitled to debit the Borrower's account with the Agent to recover such amount from the Borrower and if the Borrower's account with the Agent does not contain sufficient funds the Borrower agrees to deposit into the account such amount, with interest thereon at the rate per annum applicable to any Revolving Credit Loans made on such Settlement Date. The failure or refusal of any of the Banks to make available to the Agent at the aforesaid time on any Settlement Date the amount of the Settlement Amount representing Revolving Credit Loans to be made by such Bank on such date shall not relieve any other Bank from its obligations hereunder to make Settlements and Revolving Credit Loans on such Settlement Date or on any subsequent Settlement Date but in no event shall any Bank or the Agent be responsible or liable for the failure of any other Bank to make the Revolving Credit Loans to be made by such other Bank.

                      (d) Each payment by the Borrower of Revolving Credit Loans hereunder shall be allocated among the Banks on the first Settlement Date after such payment, in amounts determined to provide that after such application the outstanding amount of Revolving Credit Loans of each Bank equals, as nearly as practicable, such Bank's Commitment Percentage of all outstanding Revolving Credit Loans."

               SECTION 2.2. AMENDMENT TO SCHEDULE 2 The following new definitions are hereby added to Schedule 2 of the Credit Agreement:

                      "Settlement. The making of, or receiving of, payments in
               immediately available funds, by the Banks to or from the Agent in accordance with ss.2.9(b) hereof to the extent necessary to cause each Bank's actual share of the outstanding amount of the Revolving Credit Loans to be equal to each Bank's Commitment Percentage of the outstanding amount of such Revolving Credit Loans, in any case when, prior to such event or action, the actual share is not so equal."

                      "Settlement Amount.  See ss.2.9(b) hereof."

                      "Settling Bank.  See ss.2.9(b) hereof."

                      "Settlement Date.  See ss.2.9."

        SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats on and as of the date hereof the representations and warranties made by it in the Credit Agreement,



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provided that all references therein to the Credit Agreement shall refer to the
Credit Agreement as amended hereby.

        SECTION 4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

        SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.



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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.


                                            RAYTEL MEDICAL CORPORATION


                                            By: /s/ E. Payson Smith, Jr.
                                                --------------------------------
                                            Its: Chief Financial Officer
                                                --------------------------------


                                            BANQUE PARIBAS


                                            By: /s/ Sean T. Conlon
                                                --------------------------------
                                            Its: Vice President
                                                --------------------------------

                                            By: /s/ Harry Collyns
                                                --------------------------------
                                            Its: Vice President
                                                --------------------------------



                                            BANK OF BOSTON CONNECTICUT,
                                            individually and as Agent


                                            By: /s/ Chris Phelan
                                                --------------------------------
                                            Its: Vice President
                                                --------------------------------



Each of the undersigned Guarantors acknowledges and accepts the foregoing and ratifies and confirms in all respects such Guarantor's obligations under the
Guarantees:

RAYTEL CARDIAC SERVICES, INC.


By: /s/ E. PAYSON SMITH, JR.
   ---------------------------------
    E. Payson Smith
    Its: Chief Financial Officer




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RAYTEL MEDICAL IMAGING, INC.


By: /s/ E. Payson Smith, Jr.
    ----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


MEDICAL IMAGING PARTNERS L.P.
        By: RAYTEL MEDICAL IMAGING, INC.,
            Its General Partner


            By: /s/ E. Payson Smith, Jr.
                ----------------------------------
                    E. Payson Smith
                    Its Chief Financial Officer



RAYTEL IMAGING HOLDINGS, INC.


By: /s/ E. Payson Smith, Jr.
    ----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL CARDIOVASCULAR LABS, INC.


By: /s/ E. Payson Smith, Jr.
    ----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL IMAGING NETWORK, INC.


By: /s/ E. Payson Smith, Jr.
    ----------------------------------
        E. Payson Smith
        Its Chief Financial Officer




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RAYTEL IMAGING WEST, INC.


By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL IMAGING EAST INC.


By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL IMAGING MID-ATLANTIC INC.


By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer


RAYTEL GRANADA HILLS INC.


By: /s/ E. PAYSON SMITH, JR.
   -----------------------------------
        E. Payson Smith
        Its Chief Financial Officer